                                      IDS LIFE INSURANCE COMPANY OF NEW YORK

                                                 POWER OF ATTORNEY
Gumer C. Alvero            Timothy V. Bechtold       Maureen A. Buckley         Rodney P. Burwell
Robert R. Grew             Carol A. Holton           Jean B. Keffeler           Eric L. Marhoun
Thomas R. McBurney         Jeryl A. Millner          Thomas V. Nicolosi         Stephen P. Norman
Richard M. Starr           Michael R. Woodward

Do hereby jointly and severally authorize Eric L. Marhoun, Mary Ellyn Minenko, James M. Odland, Teresa J.Rasmussen, H. Bernt von Ohlen and Susan Wold to sign as their agent any Registration Statement, pre-effective amendment, post-effective amendment and any application for exemptive relief of the IDS Life Insurance Company of New York under the Securities Act of 1933 and/or the Investment Company Act of 1940, and do hereby ratify such signatures heretofore made by such persons.

IN WITNESS WHEREOF, the undersigned have executed this Power of Attorney for the purpose herein set forth.

Dated the 17th day of April, 2003.

/s/ Gumer C. Alvero                            /s/ Timothy V. Bechtold
-----------------------                        -----------------------
    Gumer C. Alvero                                Timothy V. Bechtold

/s/                                            /s/ Rodney P. Burwell
-----------------------                        -----------------------
    Maureen A. Buckley                             Rodney P. Burwell

/s/ Robert R. Grew                             /s/ Carol A. Holton
-----------------------                        -----------------------
    Robert R. Grew                                 Carol A. Holton

/s/ Jean B. Keffler                            /s/ Eric L. Marhoun
-----------------------                        -----------------------
    Jean B. Keffeler                               Eric L. Marhoun

/s/ Thomas R. McBurney                         /s/ Jeryl A. Millner
-----------------------                        -----------------------
    Thomas R. McBurney                             Jeryl A. Millner

/s/ Thomas V. Nicolosi                         /s/ Stephen P. Norman
-----------------------                        -----------------------
    Thomas V. Nicolosi                             Stephen P. Norman

/s/ Richard M. Starr
-----------------------
    Richard M. Starr

/s/
-----------------------
    Michael R. Woodward